UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SPAR Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

YOUR VOTE IS NEEDED!

PLEASE VOTE YOUR PROXY TODAY

October 15, 2024

Dear Stockholder:

We recently mailed you proxy materials in connection with the special meeting of stockholders of SPAR Group, Inc. (“SPAR Group”) to be held virtually on October 25, 2024 at 12:00 PM (noon), Eastern Time. Your voting participation is requested for this important meeting.

Please vote your proxy today. Internet and telephone voting are available for your convenience. Every vote, large and small, is important.

As set forth in the materials sent to you, at the special meeting of SPAR Group stockholders, you are being asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated August 30, 2024 (as it may be amended or restated from time to time, the “Merger Agreement”), by and among Highwire Capital, LLC, a Texas limited liability company (“Highwire”), Highwire Merger Co. I, Inc., a Delaware corporation and a wholly owned subsidiary of Highwire (“Merger Sub”), and SPAR Group, and the transactions contemplated thereby, including the Merger (as defined below). Pursuant to the terms of the Merger Agreement, and upon approval by SPAR Group’s stockholders and the satisfaction or waiver of the other conditions to closing set forth therein, Highwire will acquire SPAR Group in a cash merger, with Merger Sub merging with and into SPAR Group (the “Merger”) with SPAR Group surviving the Merger as a wholly owned subsidiary of Highwire (the “Surviving Corporation”). At the special meeting, you will also be asked to consider and vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may become payable to our named executive officers in connection with the Merger. You may also be asked to consider and vote on a proposal to adjourn the special meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger, at the time of the special meeting.

If the Merger is completed, you will be entitled to receive $2.50 in cash, without interest and subject to all applicable withholding taxes, for each share of SPAR Group common stock, par value $0.01 per share, you own immediately prior to the time at which the Merger will become effective.

SPAR Group’s Board of Directors unanimously recommends that you vote: (i) “FOR” the proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger; (ii) “FOR” the non-binding, advisory proposal to approve certain compensation that will or may become payable to our named executive officers in connection with the Merger and (iii) “FOR” the proposal to adjourn the special meeting to a later date or dates if necessary.

The approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of SPAR Group common stock outstanding and entitled to vote as of the close of business on October 1, 2024. Accordingly, every vote, large and small, is important.

Please vote your shares today. Please take advantage of Internet or telephone voting by following the instructions on the proxy card or voting instruction form sent to you. If you need assistance voting your shares, please contact D.F. King & Co., Inc., which is assisting us, toll free at (866) 388-7535 or via email at SGRP@dfking.com

On behalf of SPAR Group’s Board of Directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Michael R. Matacunas

Michael R. Matacunas

President & CEO

SPAR Group, Inc.

YOUR VOTE IS IMPORTANT

THREE EASY WAYS TO VOTE

1. Vote by Internet.  Please access the website listed on the proxy card or voting form sent to you. Have voting card in hand.  Follow the instructions provided to vote via the Internet.

2. Vote by Telephone.  Please call the toll-free number listed on the proxy card or voting form sent to you.  Have voting card in hand. Follow the instructions provided to vote via telephone.

3. Vote by Mail.  Please mark, sign and date the proxy card or voting form sent to you and return it promptly in the postage-paid envelope provided.

Additional Information About the Proposed Acquisition and Where to Find It

This communication relates to the proposed acquisition of SPAR Group by Highwire (the “Proposed Acquisition”). In connection with the Proposed Acquisition, SPAR Group has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement, which was filed on October 2, 2024 (the “Proxy Statement”). SPAR Group has filed or may file other documents regarding the Proposed Acquisition with the SEC. This communication is not a substitute for the Proxy Statement or for any other document that SPAR Group has filed or may file with the SEC in connection with the Proposed Acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAR GROUP, HIGHWIRE, THE PROPOSED ACQUISITION AND RELATED MATTERS THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED ACQUISITION. Stockholders may obtain a free copy of the Proxy Statement and other relevant materials (when they are available) filed by SPAR Group with the SEC at the SEC’s website at www.sec.gov, at SPAR Group’s website at https://investors.sparinc.com/ or by sending a written request to SPAR Group’s Secretary at SPAR Group’s principal executive offices at 1910 Opdyke Court, Auburn Hills, Michigan 48326. In addition, investors and stockholders should note that SPAR Group communicates with investors and the public using its website (www.sparinc.com) and the investor relations website (https://investors.sparinc.com/). Stockholders are urged to read the Proxy Statement and the other relevant materials (when they become available) before making any voting or investment decision with respect to the Proposed Acquisition.

Participants in the Solicitation

SPAR Group, its directors and certain of its executive officers and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Proposed Acquisition. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of SPAR Group’s stockholders in connection with the Proposed Acquisition and any direct or indirect interests they have in the Proposed Acquisition will be set forth in the Proxy Statement. Information relating to the foregoing can also be found in SPAR Group’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, its First Amendment to the 10-K on Form 10K/A filed with the SEC on April 30, 2024 and SPAR Group’s definitive proxy statement for its 2023 Annual Meeting of Stockholders filed with the SEC on October 13, 2023 (the “Annual Meeting Proxy Statement”).

To the extent that holdings of SPAR Group’s securities by reporting persons have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or are required to be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.